Exhibit 10.1
SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) is entered into as of June 23, 2023 among QORVO, INC, a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as administrative agent (the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrower, certain Subsidiaries of the Borrower party thereto as guarantors (the “Guarantors”), the lenders from time to time party thereto, (the “Lenders”), and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, have entered into that certain Amended and Restated Credit Agreement dated as of September 29, 2020 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Administrative Agent and the Required Lenders are willing to agree to such amendments as set forth herein.
NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT

1.    Amendments.
(a)    Section 8.11(a) of the Credit Agreement is hereby amended to read as follows:

(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower (i) ending during the period from the Closing Date through and including April 1, 2023 to be greater than 3.00 to 1.0; (ii) ending during the period from April 2, 2023 through and including September 30, 2023 to be greater than 4.00 to 1.0; (iii) ending during the period from October 1, 2023 through and including March 30, 2024 to be greater than 3.50 to 1.0 and (iv) ending thereafter to be greater than 3.00 to 1.0; provided, however, that in connection with any Permitted Acquisition for which the purchase consideration equals or exceeds $300,000,000, upon written notice from the Borrower to the Administrative Agent, the maximum permitted Consolidated Leverage Ratio for each of the four consecutive fiscal quarters, beginning with the fiscal quarter in which such Permitted Acquisition occurs (such period, the “Adjustment Period”), shall be increased by 0.50 to 1.0. Following the expiration of any Adjustment Period, the maximum Consolidated Leverage Ratio cannot be subsequently increased again as provided in this proviso (and a subsequent Adjustment Period cannot commence) until the Borrower has delivered quarterly Compliance Certificates evidencing that it was in compliance with the maximum Consolidated Leverage Ratio as set forth in this Section 8.11 (after the decrease in such maximum Consolidated Leverage Ratio following the termination of such Adjustment Period) for two consecutive fiscal quarters; provided further, that the maximum Consolidated Leverage Ratio may be increased no more than two times during the term of this Agreement.

2.    Effectiveness; Conditions Precedent. This Agreement shall be effective upon:
(a)    receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders; and
(b)    payment by the Borrower of (i) all agreed fees of the Lenders and the Arranger and (ii) all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the

Administrative Agent in connection with this Agreement (directly to such counsel if requested by the Administrative Agent).

3.    Authority/Enforceability. Each Loan Party represents and warrants as follows:
(a)It has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(b)This Agreement has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Agreement other than those that have already been obtained and are in full force and effect.

(d)The execution and delivery of this Agreement does not (i) contravene the terms of its Organization Documents or (ii) violate any applicable material Law in any material respect.

4.    Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Agreement (a) the representations and warranties set forth in Article VI of the Credit Agreement or in any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (provided that if any such representation and warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects on such respective dates) and (b) no event has occurred and is continuing which constitutes a Default.
5.    Counterparts/Electronic Execution.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.  Section 11.17 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

6.    GOVERNING LAW. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
7.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
8.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
9.    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Agreement is a Loan Document.
[signature pages follow]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	QORVO, INC.,
a Delaware corporation

	By:	/s/ Grant A. Brown
	Name:	Grant A. Brown
	Title:	Chief Financial Officer

GUARANTORS:	QORVO US, INC.

	By:	/s/ Grant A. Brown
	Name:	Grant A. Brown
	Title:	Vice President

QORVO CALIFORNIA, INC.

	By:	/s/ Grant A. Brown
	Name:	Grant A. Brown
	Title:	Chief Financial Officer

QORVO OREGON, INC.

	By:	/s/ Grant A. Brown
	Name:	Grant A. Brown
	Title:	Chief Financial Officer

QORVO TEXAS, LLC

	By:	/s/ Philip Chesley
	Name:	Philip Chesley
	Title:	Manager

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

AMALFI SEMICONDUCTOR INC.

By:	/s/ Grant A. Brown
Name:	Grant A. Brown
Title:	President

RFMD, LLC

By:	/s/ Grant A. Brown
Name:	Grant A. Brown
Title:	Manager

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Kelly Weaver
	Name:	Kelly Weaver
	Title:	Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Thomas M. Paulk
	Name:	Thomas M. Paulk
	Title:	Senior Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

CITIBANK, N.A.,
as a Lender

By:	/s/ Sean Klimchalk
Name:	Sean Klimchalk
Title:	Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Gambo Audu
Name:	Gambo Audu
Title:	Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

BANK OF THE WEST,
as a Lender

By:	/s/ Gisel Hillner
Name:	Gisel Hillner
Title:	Director

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Atu Koffie-Lart
Name:	Atu Koffie-Lart
Title:	Authorized Signatory

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

MUFG BANK, LTD.,
as a Lender

By:	/s/ Lillian Kim
Name:	Lillian Kim
Title:	Director

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Stephanie Gray
Name:	Stephanie Gray
Title:	Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

TD BANK, N.A.,
as a Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.

TRUIST BANK,
as a Lender

By:	/s/ Jim C. Wright
Name:	Jim C. Wright
Title:	Vice President

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
QORVO, INC.